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                                                                       EXHIBIT 1


                          TRANSCANADA PIPELINES LIMITED

                           5.60% Senior Notes Due 2034

                                 Debt Securities

                             Underwriting Agreement

                                                                Calgary, Alberta
                                                                  March 22, 2004

J.P. Morgan Securities Inc.
As Representative of the several
Underwriters named in Schedule II hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue, New York, New York  10017


Ladies and Gentlemen:

     TransCanada PipeLines Limited, a corporation organized under the laws of Canada (the "COMPANY"), proposes to sell to the several underwriters named in
Schedule II hereto (the "UNDERWRITERS"), for whom you (the "REPRESENTATIVE") are acting as representative, the principal amount of its securities identified in
Schedule I hereto (the "SECURITIES"), to be issued under an unsubordinated debt indenture (the "INDENTURE") dated as of November 30, 2000, between The Bank of New York, as trustee (the "TRUSTEE") and the Company (the "OFFERING"). To the extent there are no additional Underwriters listed on Schedule II other than you, the term Representative as used herein shall mean you, as Underwriters, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Canadian Final Prospectus or the U.S. Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 3 of Form F-9 which were filed under the Exchange Act or Alberta Securities Law on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus, the Canadian Final Prospectus or the U.S. Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Canadian Final Prospectus or the U.S. Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act or Alberta Securities Law after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus, the Canadian Final Prospectus or the U.S. Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 18 hereof.

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     1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1 that:

     (a) SHELF PROCEDURE ELIGIBILITY. The Company meets the eligibility requirements to use the Shelf Procedures and to file a short form prospectus with the Reviewing Authority; a preliminary short form shelf prospectus and a final short form shelf prospectus have been filed with the Reviewing Authority and the Company has informed the Reviewing Authority that it is the principal jurisdiction regulating the offering of the Securities; a receipt has been obtained from the Reviewing Authority in respect of such short form shelf prospectus and any amendment thereto; no order suspending the distribution of the Securities has been issued by the Reviewing Authority and no proceeding for that purpose has, to the best of the Company's knowledge, been initiated or threatened by the Reviewing Authority;

     (b) REGISTRATION REQUIREMENT COMPLIANCE. The Company meets the general eligibility requirements for use of Form F-9 under the Act, has filed a registration statement on Form F-10 and a post-effective amendment to that Form F-10 on Form F-9 (File No. 333-101140) in respect of the Securities and an appointment of agent for service of process on Form F-X (the "FORM F-X") in conjunction with the filing of such registration statement with the Commission and has caused the Trustee to prepare and file with the Commission a Statement of Eligibility and Qualification on Form T-1 (the "FORM T-1"); such registration statement and any post-effective amendment thereto, in each case including the Basic Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-9 and the applicable rules and regulations of the Commission), each in the form heretofore delivered or to be delivered to the Representative and, including exhibits to such registration statement and any documents incorporated by reference in the prospectus contained therein, for delivery by them to each of the other Underwriters, became effective under the Act in such form; no other document with respect to such registration statement or documents incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission and no other document incorporated by reference in the prospectus contained therein has heretofore been filed with the Reviewing Authority, except for any documents filed with the Commission or the Reviewing Authority subsequent to the date of such effectiveness in the form heretofore delivered to the Representative for delivery by them to each of the other Underwriters; no stop order suspending the effectiveness of such registration statement has been issued and, to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding the Form T-1 of the Trustee, each as amended at the time such part of the registration statement became effective and including any post effective amendment thereto, are hereinafter collectively called the "REGISTRATION STATEMENT"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the Execution Time, being hereinafter called the "U.S. BASIC PROSPECTUS"; with respect to the Securities, "U.S. FINAL PROSPECTUS" means the U.S. Basic Prospectus as amended or supplemented prior to the Execution Time, until such time as the first


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prospectus supplement relating to the offering of the Securities is filed with the Commission pursuant to General Instruction II.K., at which time "U.S. FINAL PROSPECTUS" with respect to such Securities, shall mean the U.S. Basic Prospectus including such supplement; and "CANADIAN FINAL PROSPECTUS" means the Basic Prospectus as amended or supplemented prior to the Execution Time, until such time as the first prospectus supplement relating to the offering of the Securities is filed with the Reviewing Authority, at which time "CANADIAN FINAL PROSPECTUS" shall mean the Basic Prospectus including such supplement; any reference herein to any U.S. Basic Prospectus, Basic Prospectus, Preliminary Final Prospectus, Canadian Final Prospectus or U.S. Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of such U.S. Basic Prospectus, Basic Prospectus, Preliminary Final Prospectus, Canadian Final Prospectus or U.S. Final Prospectus, as the case may be; any reference to any amendment or supplement to any U.S. Basic Prospectus, Basic Prospectus, Preliminary Final Prospectus, Canadian Final Prospectus or U.S. Final Prospectus shall be deemed to refer to and include any documents filed as of the date of such amendment or supplement under Alberta Securities Law, or the Exchange Act, as the case may be, and incorporated by reference in such amendment or supplement;

     (c) INCORPORATED DOCUMENTS. The Canadian Documents, when they were filed with the Reviewing Authority and incorporated by reference into the Canadian Final Prospectus, conformed in all material respects to the requirements of Alberta Securities Law, the documents included or incorporated by reference in the Registration Statement and the U.S. Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to any applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder and any further documents so filed and incorporated by reference in the Canadian Final Prospectus and the U.S. Final Prospectus or any amendment or supplement thereto, when such documents are filed with the Reviewing Authority or the Commission, will conform in all material respects to the requirements of Alberta Securities Law, or the Exchange Act, as applicable;

     (d) DISCLOSURE CONFORMITY. On the Effective Date the Registration Statement did, and on the date it was first filed and on the Closing Date, the U.S. Final Prospectus did and will conform in all material respects with the Act and the Trust Indenture Act and the rules and regulations of the Commission under both the Act and the Trust Indenture Act; on the date each was first filed, the Basic Prospectus did and the Canadian Final Prospectus will, and on the Closing Date each will, conform in all material respects with the applicable requirements of Alberta Securities Law and the rules and regulations of the Reviewing Authority under Alberta Securities Law; the Registration Statement, as of the Effective Date, and the Basic Prospectus as of its filing date, and in each case at the Execution Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Canadian Final Prospectus and the U.S. Final Prospectus will not, as of their filing dates and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty


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shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement, the Canadian Final Prospectus or the U.S. Final Prospectus, or to the Form T-1 of the Trustee;

     (e) COMPANY GOOD STANDING. The Company has been duly incorporated and is validly existing as a corporation under the laws of Canada with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Canadian Final Prospectus and the U.S. Final Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole;

     (f) SUBSIDIARY GOOD STANDING. Each of the Company's Significant Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Canadian Final Prospectus and the U.S. Final Prospectus (or as presently conducted, if not so described therein) and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Other than the Significant Subsidiaries, each of the other subsidiaries of the Company did not have (i) as of the last day of the Company's most recent fiscal year, total assets in excess of 10% of the consolidated assets of the Company and its subsidiaries as at that date and (ii) for the fiscal year then ended, total revenues in excess of 10% of the consolidated revenues of the Company and its subsidiaries for such period. In making this determination, any subsidiary acquired after the last day of the Company's most recent fiscal year shall be deemed to have been acquired as of such date;

     (g) EXISTING INSTRUMENTS. There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Canadian Final Prospectus or the U.S. Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Canadian Final Prospectus or the U.S. Final Prospectus under the headings "Certain Income Tax Considerations", "Description of Debt Securities" and "Description of the Notes" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

     (h) AGREEMENT, SECURITIES AND INDENTURE AUTHORIZATION. The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been duly authorized, executed and delivered by the Company; the Securities have been duly authorized and, when the Securities are issued and delivered pursuant to this Agreement, such Securities will have


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been duly executed, authenticated, issued and delivered and, upon payment for the Securities by the Representative to the Company, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture; the Indenture, which was incorporated by reference as an exhibit to the Registration Statement, has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, and enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyances or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and to the provisions of the Currency Act (Canada) or to the usury provisions of the Criminal Code (Canada); no registration, filing or recording of the Indenture under the laws of Canada or any province thereof is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities issued thereunder; and the Indenture conforms, and the Securities will conform in all material respects to the descriptions thereof contained in the Canadian Final Prospectus and the U.S. Final Prospectus with respect to such Securities;

     (i) INVESTMENT COMPANY ACT. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds as described in the Canadian Final Prospectus and the U.S. Final Prospectus under the heading "Use of Proceeds," will not be an "investment company" as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder;

     (j) GOVERNMENTAL AUTHORIZATION AND ABSENCE OF FURTHER REQUIREMENTS. No Governmental Authorization is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, Alberta Securities Law, and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Canadian Final Prospectus and the U.S. Final Prospectus; except as set forth in or contemplated in the Canadian Final Prospectus and the U.S. Final Prospectus, the Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate foreign, federal, provincial, state, municipal or local regulatory authorities necessary to conduct their respective businesses except where the failure to possess such license, certificate, permit or other authorization would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

     (k) MATERIAL CHANGES. Since the representative dates as of which information is given in the Registration Statement, the Canadian Final Prospectus and the


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U.S. Final Prospectus, except as may otherwise be stated therein or contemplated thereby, there has been no material adverse change, actual or to the knowledge of the Company, pending, in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business;

     (l) NO DEFAULT AND CONFLICT ABSENCE. Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated will conflict with or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Significant Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Significant Subsidiaries or any of its or their properties, except, in the case of (ii) or (iii), such breaches, violations, liens, charges or encumbrances as would not, individually or in the aggregate, constitute a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole; except as set forth in or contemplated in the Canadian Final Prospectus and the U.S. Final Prospectus, neither the Company nor any Significant Subsidiary is in violation or default of (i) any provision of its charter or bylaws or other constating documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Significant Subsidiary or any of its properties, as applicable, except, in the case of (ii) or (iii) such violation or default as would not, individually or in the aggregate, constitute a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole;

     (m) FINANCIAL STATEMENTS. The consolidated historical financial statements of the Company included or incorporated by reference in the Canadian Final Prospectus, the U.S. Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and Alberta Securities Law and have been prepared in conformity with Canadian generally accepted accounting principles and have been reconciled to U.S. generally accepted accounting principles in accordance with Item 17 of Form 20-F under the Exchange Act, in each case applied on a consistent basis throughout the periods involved (except as otherwise noted therein). Any selected financial data set forth in the Canadian Final Prospectus, the U.S. Final Prospectus and the Registration Statement fairly present, on the basis stated under such caption in the Canadian Final Prospectus, the U.S. Final Prospectus and the Registration Statement, the information included therein;


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     (n) PROCEEDINGS ABSENCE. Except as set forth in or contemplated in the
Canadian Final Prospectus and the U.S. Final Prospectus, no action, suit or proceeding by or before any court or Governmental Authority involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

     (o) OWNERSHIP OF PROPERTY. Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except such as would not, individually or in the aggregate, constitute a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole;

     (p) INDEPENDENT ACCOUNTANTS. KPMG LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included or incorporated by reference in the Canadian Final Prospectus and the U.S. Final Prospectus, are independent chartered accountants with respect to the Company within the meaning of Alberta Securities Law and independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

     (q) MARKET STABILIZATION. The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under Alberta Securities Law, or the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

     (r) ENVIRONMENTAL LAW COMPLIANCE. Except as set forth in or contemplated in the Canadian Final Prospectus and the U.S. Final Prospectus, the Company and its subsidiaries are (i) in substantial compliance with Environmental Laws, (ii) have received and are in substantial compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business. Except as set forth in the Canadian Final Prospectus and the U.S. Final Prospectus, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or under any similar Canadian legislation; and


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     (s) OFFICERS' CERTIFICATES. Any certificate signed by any officer of the
Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

     3. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in
Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "CLOSING DATE"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct and agree to with the Company.

     (b) As compensation for the services rendered by the Underwriters to the Company in respect of the issuance and sale of the Securities, the Company on the Closing Date will pay to the Representative for the respective accounts of the several Underwriters a commission of 0.875% of the principal amount of the Securities sold to the Underwriters under this Agreement. Payment to the Representative shall be made by wire transfer payable in same-day funds to an account specified by the Representative. All payments to be made by the Company to the Representative as compensation for the services rendered by the Underwriters to the Company in respect of the issuance and sale of the Securities hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever provided that each Underwriter deals at arm's length with the Company (as such term is understood for purposes of the INCOME TAX ACT (Canada)), any such commission or fee is payable in respect of services rendered by an Underwriter wholly outside of Canada that are performed in the ordinary course of business carried on by the Underwriter that includes the performance of such services for a fee and any such amount is reasonable in the circumstances.

     4. AGREEMENTS. The Company agrees with the Representative and the several Underwriters that:

     (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment or supplement to the Registration Statement or the Basic Prospectus or U.S. Basic Prospectus (including the Canadian Final Prospectus, the U.S. Final Prospectus or any Preliminary Final Prospectus) unless the Company has


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furnished a copy to the Representative for their review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably object unless filing is immediately required by law without right of appeal. Subject to the foregoing sentence, the Company will prepare the Canadian Final Prospectus and the U.S. Final Prospectus setting forth the principal amount of Securities covered thereby, the terms not otherwise specified in the Basic Prospectus and U.S. Basic Prospectus pursuant to which the Securities are being issued, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, in a form approved by the Representative and shall file (i) such Canadian Final Prospectus with the Reviewing Authority in accordance with the Shelf Procedures and (ii) such U.S. Final Prospectus with the Commission pursuant to General Instruction II.K. of Form F-9 not later than the Commission's close of business on the business day following the date of the filing thereof with the Reviewing Authority. The Company will promptly file all reports required to be filed by it with the Reviewing Authority pursuant to Alberta Securities Law, and the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Canadian Final Prospectus has been filed or receipted, when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Basic Prospectus or U.S. Basic Prospectus or any amended Canadian Final Prospectus or U.S. Final Prospectus has been filed with the Reviewing Authority or the Commission, of the issuance by the Reviewing Authority or the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening, to the knowledge of the Company, of any proceeding for any such purpose, or of any request by the Reviewing Authority or the Commission for the amending or supplementing of the Registration Statement, the Canadian Final Prospectus or the U.S. Final Prospectus or for additional information relating to the Securities; and the Company will use its commercially reasonable best efforts to prevent the issuance of any such stop order or any such order preventing or suspending the use of any prospectus relating to the Securities or the suspension of any such qualification and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use its commercially reasonable best efforts to obtain the withdrawal of such order as soon as possible;

     (b) Notwithstanding the provisions of paragraph (a) above, if, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Canadian Final Prospectus or the U.S. Final Prospectus, each as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Canadian Final Prospectus or the U.S. Final Prospectus to comply with Alberta Securities Law, the Act or the Exchange Act, or the respective rules thereunder, the Company will promptly


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(i) notify the Representative of such event, (ii) prepare and file with the
Reviewing Authority and the Commission, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Canadian Final Prospectus and U.S. Final Prospectus to the Representative in such quantities as they may reasonably request;

     (c) As soon as practicable, the Company will make generally available to its security holders an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act;

     (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and to the Representative for delivery to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and U.S. Final Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering;

     (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate upon consultation with the Company and will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject;

     (f) The Company will not, without the prior written consent of the Representative, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities with a term in excess of nine months issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction within the U.S. marketplace until the Business Day set forth in Schedule I hereto;

     (g) The Company will furnish to the Trustee reports and other information in accordance with the requirements specified in Section 4.3 of the Indenture;

     (h) The Company will use the net proceeds received by it from the sale of any Securities in the manner specified in the U.S. Final Prospectus and the Canadian Final Prospectus under the caption "Use of Proceeds;"

     (i) In connection with each offering of Securities, the Company will take such steps as it deems necessary to ascertain promptly whether (i) the Canadian Final Prospectus prepared in connection with such offering was received for filing by the Reviewing Authority and (ii) whether the U.S. Final Prospectus prepared in connection with such offering and transmitted for filing pursuant to General Instruction II.K. of Form F-9 was received for filing by the Commission, and, in the event that any such prospectuses were not received for filing, it will promptly file any such prospectus not then received for filing;

     (j) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto) and with the Review Authority of each Preliminary Final Prospectus, the Canadian Final Prospectus and U.S. Final Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Final Prospectus, the Canadian Final Prospectus and U.S. Final Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities;
(iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) if applicable, any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification) provided that the Company shall not be responsible for the fees and disbursements of more than one law firm (other than local counsel) for all the Underwriters in connection with the transactions contemplated hereby, including preparation of the Blue Sky memorandum; (vi) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (vii) the transportation and other expenses in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (ix) any fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (x) any fees charged by securities rating services for rating the Securities; and (xi) all other costs and expenses of the Company and its representatives incident to the performance by the Company of its obligations hereunder; and

     (k) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act, Alberta Securities Law, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date (including, for the avoidance of doubt, compliance with covenants and conditions in the indentures of the Company relating to the creation, assumption or incurrence of funded indebtedness), to the accuracy of the statements of the Company made in any certificates pursuant to the provisions of this Section, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (a) (i) The Canadian Final Prospectus shall have been filed with the Reviewing Authority under the Shelf Procedures and (ii) the U.S. Final Prospectus shall have been filed with the Commission pursuant to General Instruction II.K. of Form F-9 under the Act, in each case, within the applicable time period prescribed for such filing and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no order preventing or suspending the use of any prospectus relating to the Securities shall have been issued and no proceeding for any such purpose shall have been initiated or threatened by the Commission or the Reviewing Authority;

     (b) The Company shall have requested and caused Mayer, Brown, Rowe & Maw LLP, U.S. counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, to the effect set forth in Annex I hereto;

     (c) McCarthy Tetrault LLP, Canadian counsel for the Company, shall have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, with respect to the laws of the Province of Alberta and the federal laws of Canada applicable therein, to the effect set forth in Annex II;

     (d) The Representative shall have received from Shearman & Sterling LLP, U.S. counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Indenture (if applicable), the Registration Statement, the U.S. Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably require and request for the purpose of enabling them to pass upon such matters;

     (e) The Representative shall have received from United States in-house counsel to the Company, an opinion to the effect set forth in Annex III;

     (f) The Company shall have furnished to the Representative a certificate of the Company, signed by the President and Chief Executive Officer and the Executive Vice-President Corporate Development and Chief Financial Officer of the Company, dated the Closing Date, to the effect that:

          (i) the signers of such certificate have carefully examined the Registration Statement, the Canadian Final Prospectus and the U.S. Final Prospectus, any supplements to the Canadian Final Prospectus and the U.S. Final Prospectus and this Agreement;

          (ii) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (iii) no stop order suspending the effectiveness of the Registration Statement or stop order preventing or suspending the use of any prospectus relating to the Securities has been issued and no proceedings for that purpose have been, to the Company's knowledge, instituted or threatened by the Reviewing Authority or the Commission;

          (iv) since the date of the most recent financial statements included or incorporated by reference in the Canadian Final Prospectus, as amended or supplemented prior to the Execution Time, and the U.S. Final Prospectus, as amended or supplemented prior to the Execution Time, there has been no material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Canadian Final Prospectus, as amended or supplemented prior to the Execution Time, and the U.S. Final Prospectus, as amended or supplemented prior to the Execution Time; and

          (v) the Company is in compliance with the covenants and conditions in the indentures of the Company relating to the creation, assumption or incurrence of funded indebtedness;

     (g) At the Execution Time and the Closing Date, the Representative shall have received from KPMG LLP a letter or letters dated such date or dates, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter or letters for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the U.S. Final Prospectus and the Canadian Final Prospectus;

     (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement as amended or supplemented prior to the Execution Time, and the Canadian Final Prospectus as amended or supplemented prior to the Execution Time and the U.S. Final Prospectus as amended or supplemented prior to the Execution Time, there shall not have been
(i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Canadian Final Prospectus, as amended or supplemented prior to the Execution Time and the U.S. Final Prospectus, as amended or supplemented prior to the Execution Time, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement and the Canadian Final Prospectus and the U.S. Final Prospectus;

     (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change;

     (j) If the Registration Statement or an offering of Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements;

     (k) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of the Company, Attention: Corporate Finance Law Department, 450 - 1st Street S.W., Calgary, Alberta, T2P 5H1 on the Closing Date or such other place as the Representative shall so instruct.

     6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7. INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed, the Basic Prospectus, any Preliminary Final Prospectus, the Canadian Final Prospectus and the U.S. Final Prospectus, or in all cases any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Canadian Final Prospectus or the U.S. Final Prospectus, the indemnity provisions contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned to the extent that a prospectus relating to the Securities was required to be delivered by such underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such debt securities to such person, a copy of the Basic Prospectus, any Preliminary Final Prospectus, the Canadian Final Prospectus or the U.S. Final Prospectus if the Company had previously furnished copies thereof which corrected such untrue statement, alleged untrue statement, omission or alleged omission to such Underwriter. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, its officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth, in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the names listed in the table included in the second paragraph of the text, (ii) the fourth paragraph of text concerning concessions, (iii) the sixth, seventh and eighth paragraphs of text concerning price stabilization, short positions and penalty bids, (iv) the third sentence in the ninth paragraph of text concerning market making by the Underwriters and (v) the twelfth paragraph of text concerning electronic prospectuses, in any Preliminary Final Prospectus, Canadian Final Prospectus and U.S. Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus, the U.S. Final Prospectus or Canadian Final Prospectus.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the total price at which the Securities underwritten and distributed to the public by such Underwriter was offered to the public. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Canadian Final Prospectus and the U.S. Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act, each officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     8. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, then the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all of the unsold Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting

Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven Business Days, as the Representative shall determine in order that the required changes in the Registration Statement, the Canadian Final Prospectus and the U.S. Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time, (i) trading in securities generally on the New York Stock Exchange or the Toronto Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on any of such Exchanges, (ii) a banking moratorium shall have been declared either by authorities in the United States, Canada or New York state, (iii) a change or development involving a prospective change in Canadian taxation affecting the Securities or the transfer thereof or the imposition of exchange controls by the United States or Canada, or (iv) there shall have occurred any outbreak or escalation of hostilities, except as existing with similar severity on the date hereof involving Canada or the United States, declaration by the United States or Canada of a national emergency or war, or other calamity or crisis, except as existing with similar severity on the date hereof the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Canadian Final Prospectus and the U.S. Final Prospectus.

     10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

     11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to J.P. Morgan Securities Inc., office of the Transaction Execution Group (fax no.: (212) 834-5738) and confirmed to General Counsel, J.P. Morgan Securities Inc. at 270 Park Avenue, New York, New York, 10017; or, if sent to the Company, will be mailed, delivered or telefaxed to TransCanada PipeLines Limited and confirmed to it at 450 - 1st Street S.W., Calgary, Alberta, T2P 5H1,
Attention: Corporate Secretary.

     12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13. SUBMISSION TO JURISDICTION; AGENT FOR SERVICE; WAIVER OF IMMUNITIES. The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated thereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed TransCanada Power Marketing Ltd. as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated thereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

     To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

     The provisions of this Section 13 shall survive any termination of this Agreement, in whole or in part.

     14. JUDGMENT CURRENCY. The obligation of the Company in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due (as converted into U.S. dollars at the rate of exchange announced by the Bank of Canada on the day on which the final judgment is entered) to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

     15. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     16. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     17. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

     18. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "ACT" shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

          "ALBERTA SECURITIES LAW" shall mean the securities laws, rules, regulations and published policy statements applicable in the Province of Alberta.

          "BASIC PROSPECTUS" shall mean the Canadian final short form shelf prospectus as most recently amended, if applicable, filed with the Reviewing Authority for which a receipt has been obtained for such short form shelf prospectus, including any Preliminary Final Prospectus, in accordance with Alberta Securities Law and the Shelf Procedures.

          "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or regulation to close in New York City, Toronto or Calgary.

          "CANADIAN DOCUMENTS" shall mean any documents incorporated by reference in the Canadian Final Prospectus when they were filed with the Reviewing Authority.

          "COMMISSION" shall mean the Securities and Exchange Commission.

          "EFFECTIVE DATE" shall mean each date and time that any part of the Registration Statement, any post-effective amendment or amendments thereto became or becomes effective.

          "ENVIRONMENTAL LAWS" shall mean any Canadian, United States and other applicable foreign, federal, provincial, state, local or municipal laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "GOVERNMENTAL AUTHORITY" shall mean any court or governmental agency or body or any arbitrator of any kind having jurisdiction over the Company or any of its subsidiaries or any of their properties.

          "GOVERNMENTAL AUTHORIZATION" shall mean any consent, approval, authorization, order, permit, license, filing, registration, clearance or qualification of, or with any statute, order, rule or regulation of any Governmental Agency.

          "PRELIMINARY FINAL PROSPECTUS" shall mean any preliminary prospectus supplement to the U.S. Basic Prospectus or the Basic Prospectus which describes the Securities and the offering thereof and is used by the Underwriters prior to filing of the U.S. Final Prospectus or the Canadian Final Prospectus, together with the U.S. Basic Prospectus or the Basic Prospectus, as applicable.

          "REGULATIONS" shall mean the rules and regulations of the Commission under the Act.

          "REVIEWING AUTHORITY" shall mean the Alberta Securities Commission.

          "SHELF PROCEDURES" shall mean the rules and procedures established under National Instrument 44-101 Short Form Prospectus Distributions and Companion Policy 44-101CP and National Instrument No. 44-102 Shelf Distributions and Companion Policy 44-102CP for the distribution of securities on a continuous or delayed basis.

          "SIGNIFICANT SUBSIDIARY" shall mean the "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X under the Act) of the Company all of which are listed in Annex A hereto.

          "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                      Very truly yours,

                                      TRANSCANADA PIPELINES LIMITED

                                      By: /s/  Donald R. Marchand
                                          --------------------------------------
                                          Name:  Donald R. Marchand
                                          Title: Vice-President, Finance
                                                 and Treasurer


                                      By: /s/  Russell K. Girling
                                          --------------------------------------
                                          Name:  Russell K. Girling
                                          Title: Executive Vice-President,
                                                 Corporate Development and
                                                 Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

                                      J.P. MORGAN SECURITIES INC.

                                      By: /s/ Carl J. Mehldau Jr.
                                          --------------------------------------
                                          Name:  Carl J. Mehldau Jr.
                                          Title: Vice President


                                      For itself and the other several
                                          Underwriters named in Schedule II
                                          to the foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated March 22, 2004

Registration Statement No. 333-101140

Representative: J.P. Morgan Securities Inc.

Title, Purchase Price, Underwritten Commission and Description of Securities:

     Title: 5.60% Senior Notes due March 31, 2034

     Principal amount: US$350,000,000

     Purchase price (include accrued interest or amortization, if any): 99.653%

     Underwriting commission: 0.875%

     Sinking fund provisions: None

     Redemption provisions: Make-Whole Call + 20 basis points

     Other provisions: None

Closing Date, Time and Location: March 25, 2004 at 7:00 a.m. (Calgary Time)
                                 at TransCanada PipeLines Limited
                                 TransCanada Tower
                                 450 - 1st Street S.W.
                                 Calgary, Alberta T2P 5H1

Type of Offering:  Non-delayed

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s) shall be the earlier of:

     (A) 5 days from the date of this Agreement, provided that (i) the Representative receives written notification in advance of any new offering of debt securities issued or guaranteed by the Company and (ii) the Underwriters' selling efforts with respect to the debt securities offered pursuant to this Agreement have concluded and trading in such debt securities is continuing; or (B) 30 days from the date of this Agreement.

Modification of items to be covered by the letter from KPMG LLP delivered pursuant to Section 5(g) at the Execution Time: None

                                   SCHEDULE II

                                                          Principal Amount
                                                         of Securities to be
                  Underwriters                                Purchased
                  ------------                           -------------------
J.P. Morgan Securities Inc.............................      US$147,000,000
Citigroup Global Markets Inc...........................          87,500,000
Deutsche Bank Securities Inc...........................          49,000,000
HSBC Securities (USA) Inc..............................          28,000,000
Banc One Capital Markets, Inc..........................          17,500,000
SG Cowen Securities Corporation........................          14,000,000
Lazard Freres & Co. LLC................................           7,000,000
                                                         --------------------
         Total.........................................      US$350,000,000
                                                         --------------------
                                                         --------------------

                                                                         ANNEX A

                            SIGNIFICANT SUBSIDIARIES

                                                      Percentage Ownership
                                  Organized Under       by TransCanada of
         Subsidiary                 the Laws of            Voting Share
         ----------               ---------------     --------------------
NOVA Gas Transmission Ltd.               Alberta                100

TransCanada PipeLine USA Ltd.            Nevada                 100
TransCanada Energy USA Inc.             Delaware                100

701671 Alberta Ltd.                      Alberta                100
TransCanada Energy Ltd.                  Canada                 100

                                                                        ANNEX I

                     OPINION OF MAYER, BROWN ROWE & MAW LLP,

                      UNITED STATES COUNSEL TO THE COMPANY

     (i) TransCanada PipeLine USA Ltd. and TransCanada Energy USA Inc. are corporations in good standing under the laws of the jurisdiction in which they are chartered or organized.

     (ii) Assuming the compliance of the Canadian Final Prospectus, including the documents incorporated by reference therein, with the requirements of the securities laws and regulations of the Province of Alberta and other requirements of Canadian law, the Registration Statement and the U.S. Final Prospectus (other than the financial statements, including schedules, and other financial and statistical information contained therein or omitted therefrom, and the Form T-1, as to which such counsel need express no opinion) appear on their face to be appropriately responsive as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder; the Form F-X, as of its date, appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act.

     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made (other than as required by any state securities laws, as to which such counsel expresses no opinion) is required on the part of the Company under any Applicable Law for the issuance or sale of the Securities or the performance by the Company of its obligations under this Agreement and the Indenture. For purposes of this opinion, the term "Governmental Authority" means any executive, legislative, judicial, administrative or regulatory body of the State of New York or the United States of America. For purposes of this opinion, the term "Applicable Law" means those laws, rules and regulations of the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by this Agreement.

     (iv) Assuming that the Indenture has been duly authorized by the Company, the Indenture (to the extent execution and delivery are governed by the laws of New York) has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforceability of the Indenture may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and the Indenture conforms in all material respects to the description thereof contained in the U.S. Final Prospectus under the caption "Description of Debt Securities" and under the caption "Description of the Notes." The Indenture has been duly qualified under the Trust Indenture Act.

     (v) Assuming that the Securities have been duly authorized by the Company, when duly executed and authenticated in accordance with the provisions of the Indenture and delivered by the Company against payment as provided in this Agreement, the Securities will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will be enforceable against the Company in accordance with their terms, except that the enforceability of the Securities may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The Securities, when issued and delivered, will conform in all material respects to the description contained in the U.S. Final Prospectus, under the caption "Description of the Notes" and "Description of Debt Securities" and are in a form contemplated in the Indenture.

     (vi) Assuming that this Agreement has been duly authorized by the Company, this Agreement (to the extent execution and delivery are governed by the laws of New York) has been duly executed and delivered by the Company.

     (vii) The Company is not and, after giving effect to the offering and the sale of the Securities and the application of their proceeds as described in the U.S. Final Prospectus under the heading "Use of Proceeds," will not be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

     (viii) The statements in the U.S. Final Prospectus under the caption "Certain Income Tax Considerations -- Certain United States Income Tax Considerations," to the extent that they constitute summaries of United States federal statutes, rules and regulations, or portions thereof, are accurate in all material respects.

     (ix) Neither the execution and delivery of this Agreement and the Indenture, nor the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to (i) the terms of such material agreements as are set out in Schedule A hereto or (ii) any United States federal or New York State statute, law, rule, regulation known to such counsel to be applicable to the Offering, excluding the Company's and any subsidiary's specially regulated activities (as to which such counsel need express no opinion) or, to the knowledge of such counsel, any judgment, order or decree applicable to the Company or its subsidiaries of any United States federal or New York State court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties in the United States, except, in the case of (i) or
(ii), such conflicts, breaches, violations, liens, charges and encumbrances that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole.

     Such counsel will state that they have been advised by the Commission that the Registration Statement has become effective under the Act. Such counsel will further state that, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

     Such counsel will state that they have participated in the preparation of the Registration Statement and the U.S. Final Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent chartered accountants for the Company, the Underwriters and representatives of the Underwriters at which the contents of the Registration Statement, the U.S. Final Prospectus and related matters were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel may state that they have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in either of them (other than as explicitly stated in paragraph (viii) above), and have made no independent check or verification thereof. Subject to the foregoing and based upon such participation (and relying as to materiality as to factual matters to the extent such counsel deems reasonable on officers, employees and other representatives of the Company), no facts have come to our attention to lead us to believe that (a) the Registration Statement, at its effective date and on the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the U.S. Final Prospectus, as of the date the U.S. Final Prospectus was issued and as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In each case, counsel need not express any belief as to (i) financial statements, financial statement schedules and other financial and statistical information or data included or incorporated by reference in or omitted from the Registration Statement and the U.S. Final Prospectus, (ii) the Form T-1 or (iii) discussions of the regulation of the Company's business under the federal and provincial laws of Canada in documents filed with the Reviewing Authority or filed with the Commission and incorporated by reference in the Registration Statement and the U.S. Final Prospectus. In connection with the foregoing, such counsel may state that it is the understanding of the addresses of such opinion that such counsel does not act as United States regulatory counsel of the Company and does not hold itself out as an expert on the regulation of the generation, transportation, distribution or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services.

     In rendering such opinion, such counsel may (A) exclude from such opinions the effect or applicability of any United States or Canadian federal, state and local laws, rules or regulations relating to the regulation of the generation, transportation, distribution or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services, (B) rely as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                      SCHEDULE A
                                                                      TO ANNEX I

1. Debt Indenture, dated as of November 30, 2000, between TransCanada PipeLines Limited and The Bank of New York, as trustee, as amended or supplemented.

2. Subordinated Debt Indenture, dated as of November 30, 2000, between TransCanada PipeLines Limited and The Bank of Nova Scotia Trust Company of New York, as trustee, as amended or supplemented.

3. Indenture, dated as of September 15, 1992, between NOVA Corporation (now NOVA Gas Transmission Ltd.) of Alberta and BankAmerica Trust Company (now U.S. Bank Trust National Association) as amended or supplemented.

4. Indenture, dated as of July 15, 1996, between TransCanada PipeLines Limited, as Issuer, and The Bank of New York, as Trustee, relating to the 8.75% Junior Subordinated Debentures Due July 24, 2045, as amended or supplemented.

5. Indenture, dated as of October 15, 1996, between TransCanada PipeLines Limited, as Issuer, and The Bank of New York, as Trustee, relating to the 8.50% Junior Subordinated Debentures Due September 30, 2045, as amended or supplemented.

6. Indenture, dated as of October 1, 1998 between TransCanada PipeLines, as Issuer and The Bank of New York, as Trustee, relating to the 8.25% Preferred Securities due October 1, 2047, as amended or supplemented.

                                                                        ANNEX II

                        OPINION OF MCCARTHY TETRAULT LLP
                         CANADIAN COUNSEL TO THE COMPANY

     (i) The Company has been duly incorporated, is validly existing as a corporation under the laws of Canada and has the corporate power and authority to own or lease, as the case may be, and to operate its property and conduct its business as described in the Canadian Final Prospectus;

     (ii) each of NOVA Gas Transmission Ltd., 701671 Alberta Ltd. and TransCanada Energy Ltd. (individually a "Canadian Subsidiary" and collectively the "Canadian Subsidiaries") has been duly incorporated, is validly existing as a corporation under the jurisdiction of its incorporation and has the corporate power and authority to own or lease, as the case may be, and to operate its property and to conduct its business as described in the Canadian Final Prospectus;

     (iii) the Indenture has been duly authorized, executed and, to the extent delivery is a matter governed by the laws of the Province of Alberta or the federal laws of Canada, delivered by the Company; and no registration, filing or recording of the Indenture under the laws of the Province of Alberta and the federal laws of Canada applicable therein (the "Applicable Law") is necessary in order to preserve or protect the validity or enforceability of the Indenture or the debt securities issued thereunder, including the Securities;

     (iv) the Securities have been duly authorized by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in the Indenture and under New York law, the Securities have been, to the extent issuance, execution and delivery are matters governed by Applicable Law, issued, executed and delivered by the Company; the Securities conform in all material respects to the description thereof in the Canadian Final Prospectus;

     (v) the Agreement has been duly authorized, executed and, to the extent delivery is governed by Applicable Law, delivered by the Company;

     (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under the Agreement, the Indenture and the Securities will not contravene any provisions of (i) the articles of incorporation or by-laws of the Company, (ii) Applicable Law applicable to the Offering, excluding the Company's and any subsidiary's specially regulated activities (as to which such counsel need express no opinion), (iii) any indenture, mortgage, deed of trust, loan, credit agreement, note or any other agreement listed in Schedule A hereto on the part of the Company or the Canadian Subsidiaries, or, (iv) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court in Canada having jurisdiction over the Company or the Canadian Subsidiaries except in the case of
(ii), (iii) or (iv), such conflicts, breaches, violations, liens, charges and encumbrances that, individually, or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole;

     (vii) no consent, approval or authorization or order of or registration, qualification, recording or filing with any governmental body or agency in Canada is required on the part of the Company pursuant to Applicable Law or the related rules, regulations and policy statements thereunder for the performance by the Company of its obligations under the Agreement, the Indenture or the Securities except such as may be required under the securities laws, rules and regulations applicable in the Province of Alberta as interpreted and applied by the Reviewing Authority or such as has been obtained under the Canada Business Corporations Act;

     (viii) the statements in the Canadian Final Prospectus under the captions "Certain Income Tax Considerations -- Certain Canadian Income Tax Considerations", "Description of Debt Securities" and "Description of the Notes" insofar as such statements constitute summaries of the Canadian legal matters, agreements, documents or proceedings referred to therein, fairly summarize the matters referred to therein, subject to specific limitations and qualifications stated or referred to therein and applicable thereto;

     (ix) each document incorporated by reference in the Canadian Final Prospectus (other than the financial statements, including schedules, and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), when such document was filed with the Reviewing Authority, appeared on their face to be appropriately responsive as to form in all material respects with the requirements of the securities laws, rules and regulations of the Province of Alberta as interpreted and applied by the Reviewing Authority;

     (x) a receipt has been obtained in respect of the Basic Prospectus from the Reviewing Authority, the Canadian Final Prospectus has been filed with the Reviewing Authority in the manner and within the time period required by the Shelf Procedures and all necessary documents have been filed, all necessary proceedings have been taken and all necessary authorizations, approvals, permits, consents and orders have been obtained under the securities laws of the Province of Alberta, and no other authorization, approval, permit, consent, licence or order of any government, government instrumentality or court under Applicable Law is required, for the valid authorization, issuance, sale and delivery of the Securities through the Underwriters in connection with a public offering thereof in the United States, and, to the best knowledge of such counsel, no order having the effect of ceasing or suspending the distribution of the Securities has been issued by the Reviewing Authority and no proceedings for that purpose have been instituted or are pending or contemplated;

     (xi) the Basic Prospectus, at the time a final receipt was issued therefor, and the Canadian Final Prospectus, as of the date of its filing with the Reviewing Authority (other than the financial statements, financial schedules and other financial or statistical data included in the foregoing documents, as to which such counsel need express no opinion) complied or comply as to form in all material respects with the requirements, including the Shelf Procedures, of the securities laws, rules and regulations of the Province of Alberta as interpreted and applied by the Reviewing Authority;

     (xii) such counsel does not know of any contracts or documents of a character required to be described, referred to or filed in or with the Canadian Prospectus that are not described, referred to or filed as required; there are no reports or other information that in accordance with the requirements of the Reviewing Authority must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required;

     (xiii) no withholding tax imposed under the federal laws of Canada or the laws of the Province of Alberta will be payable in respect of any commission or fee to be paid by the Company pursuant to this Agreement to an Underwriter that is not resident in Canada for purposes of the INCOME TAX ACT (Canada), provided that such Underwriter deals at arm's length with the Company (as such term is understood for purposes of the INCOME TAX ACT (Canada)), any such commission or fee is payable in respect of services rendered by such Underwriter wholly outside of Canada that are performed in the ordinary course of business carried on by the Underwriter that includes the performance of such services for a fee and any such amount is reasonable in the circumstances;

     (xiv) any final and conclusive judgment IN PERSONAM against the Company in respect of the Agreement, the Indenture or the Securities or any agreement or instrument entered into in connection therewith by a court of the State of New York or of the United States located in the State of New York (a "New York Court"), which is not impeachable as void or voidable under the internal laws of the State of New York, for a fixed sum would be recognized and enforced by a court of competent jurisdiction in the Province of Alberta, if (i) the court rendering judgment had jurisdiction over the Company, as recognized by the courts of the Province of Alberta; (ii) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as such term is understood under the laws of the Province of Alberta; (iii) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue or penal laws; and (iv) there has been compliance with the LIMITATIONS ACT (Alberta); provided, however, that interest payable on a judgment debt may be limited by the INTEREST ACT (Canada) and the JUDGMENT INTEREST ACT (Alberta), that a monetary judgment of a court of the Province of Alberta may only be awarded in Canadian currency and that the enforceability thereof may be limited by applicable bankruptcy, insolvency or other laws of general application limiting the enforcement of creditors' rights generally. We have no reason to believe that the enforcement of any such judgment in respect of the Agreement, the Indenture or the Securities would be inconsistent with public policy as such term is understood under Applicable Law;

     (xv) in the event that any of the Agreement, the Indenture or the Securities is sought to be enforced in any action or proceedings in the Province of Alberta in accordance with the laws applicable thereto as chosen by the parties, namely the laws of the State of New York, the courts of the Province of Alberta would recognize such choice of laws, provided that such choice of laws was not made with a view to avoiding the consequences of the laws of any other jurisdiction and provided that such choice is not contrary to public policy as such term is understood under Applicable Law. We have no reason to believe that such choice of laws was made for the purpose of avoiding the consequences of the laws of any other jurisdiction or that such choice of laws would be inconsistent with public policy as such term is understood under Applicable Law;

     (xvi) in the event that any of the Agreement, the Indenture or the Securities is sought to be enforced in any action or proceeding in the Province of Alberta in accordance with the laws applicable thereto as chosen by the parties, namely the laws of the State of New York, the courts of the Province of Alberta would, subject to paragraph (xv) above, apply the laws of the State of New York, upon appropriate evidence as to such laws being adduced, to all issues that, under the conflict of laws rules of Applicable Law, are to be determined in accordance with the proper or governing law of the respective contract or obligation, provided that none of the provisions of the applicable document or the laws of the State of New York are contrary to public policy as such term is understood under Applicable Law; and further provided, however, that interest payable on a judgment debt may be limited by the INTEREST ACT (Canada) and the JUDGMENT INTEREST ACT (Alberta) and that a monetary judgment of a court of the Province of Alberta may only be awarded in Canadian currency. A court in the Province of Alberta has, however, an inherent power to decline to hear such an action or proceeding if it is contrary to public policy, as such term is understood under Applicable Law for it to do so, or if it is not the proper forum to hear such action, or if concurrent proceedings are being brought elsewhere. We have no reason to believe that any of the provisions of the Agreement, the Indenture or the Securities are contrary to public policy as such term is understood under Applicable Law or that it would be inconsistent with public policy as such term is understood under Applicable Law for a court of the Province of Alberta to hear an action or proceeding to enforce the Agreement, the Indenture or the Securities;

     (xvii) the submission by the Company to the non-exclusive jurisdiction of the courts of the State of New York or the courts of the United States of America located in The City of New York, contained in the Agreement, the Indenture and the Securities, would be recognized and given effect by the courts of the Province of Alberta as a valid submission to the jurisdiction of such courts, provided that the applicable provisions, if any, of the Agreement, the Indenture and the Securities, respectively, respecting service of process on the Company are duly complied with; and

     (xviii) the courts in the Province of Alberta would recognize the appointment by the Company of TransCanada Power Marketing Ltd. as its agent for service of process in the United States of America under the Agreement, the Indenture and the Securities.

Such counsel may state that in connection with the preparation by the Company of the Canadian Final Prospectus, such counsel attended conferences with certain of the officers of, and the independent public accountants for, the Company, at which the Canadian Final Prospectus was discussed. Such counsel may state further that they participated in the preparation of the Company's most recently filed Annual Information Form, required under Canadian securities law and had discussions with certain officers of the Company at which the contents of the Canadian Final Prospectus was discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the qualification process, such counsel may state that, except for the statements contained in paragraph (viii) above, they have not verified and are not passing upon and do not assume any responsibility for the accuracy, completeness or genuineness or fairness of the statements contained in or omitted from the Canadian Final Prospectus and have made no independent verification thereof.

Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above and a review of the Canadian Final Prospectus and the documents incorporated by reference therein, including information obtained from officers and other representatives of the Company, such counsel shall state that no facts have come to such counsel's attention that cause such counsel to believe that the Basic Prospectus at the time a final receipt was issued therefor on the date of this Agreement, and on the date of filing of any amendment or supplement to the Basic Prospectus with the Reviewing Authority prior to the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to such counsel's attention in the course of the proceedings described above that cause them to believe that the Canadian Final Prospectus as of the date of its filing with the Reviewing Authority and the date and time of delivery of such opinion contained or contains, as the case may be, any untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case, counsel need not express any belief as to (i) financial statements, financial statement schedules and other financial and statistical information or data included or incorporated by reference in or omitted from the Basic Prospectus and the Canadian Final Prospectus or (ii) discussions of the regulation of the Company's business under the federal and provincial laws of Canada or the United States in documents filed with the Reviewing Authority or filed with the Commission and incorporated by reference in the Basic Prospectus or Canadian Final Prospectus. In connection with the foregoing, such counsel may state that it is the understanding of the addressees of such opinion that such counsel does not act as Canadian or United States regulatory counsel to the Company on the regulation of the generation, transportation, distribution or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities of services.

In giving the opinions described above, such counsel may (A) exclude from such opinions the effect or applicability of any United States or Canadian federal, provincial, territorial, state and local laws, rules or regulations relating to the regulation of the generation, transportation, distribution or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services, (B) state that the opinions above are limited to the laws of the Province of Alberta and the federal laws of Canada therein (C) rely solely upon the opinion of Mayer, Brown Rowe & Maw LLP to be delivered pursuant to Section 5(b) of this Agreement with respect to all matters relating to the laws of the United States and the State of New York and (D) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition, in connection with the belief expressed above, such counsel may assume that the terms "material fact" and "misleading" have the same interpretation under United States law as the same have under the Alberta Securities Act.

                                                                      SCHEDULE A
                                                                     TO ANNEX II

A. TRUST INDENTURES GOVERNING NOVA GAS TRANSMISSION LTD. PUBLIC DEBT AND CREDIT FACILITIES OVER CDN.$100 MILLION

1. 1970 Trust Indenture with The Royal Trust Company, as amended or supplemented.

2. 1988 Trust Indenture with The Royal Trust Company, as amended or supplemented.

3. 1993 Trust Indenture with R-M Trust Company (now CIBC Mellon Trust Company), as amended or supplemented.

4. U.S.$182.5 Million Syndicated Facility dated May 8, 1991 as amended on October 28, 1994 and June 27, 1997, as amended or supplemented.

B. TRUST INDENTURES GOVERNING TRANSCANADA PIPELINES LIMITED PUBLIC DEBT AND CREDIT FACILITIES OVER CDN.$100 MILLION

1. Deed of Trust and Mortgage dated as of the 1st day of January, 1957 made by and between TransCanada PipeLines Limited and National Trust Company Limited, as amended or supplemented.

2. Trust Indenture made as of the 15th day of June, 1970 between TransCanada PipeLines Limited and Crown Trust Company, as amended or supplemented.

3. Trust Indenture made as of the 3rd of May, 1993 between TransCanada PipeLines Limited and the R-M Trust Company, as amended or supplemented.

4. Credit Agreement between TransCanada PipeLines Limited and the financial institutions signatory thereto dated December 12, 2002, as amended.

                                                                       ANNEX III

                   OPINION OF IN-HOUSE COUNSEL TO THE COMPANY

     (i) no consent, approval or authorization or order or registration, qualification, recording or filing with the Federal Energy Regulatory Commission, the National Energy Board, or any other federal, state, provincial or local governmental body or agency in the United States or Canada responsible for the regulation of the generation, transportation or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services (excluding any federal, state, provincial or local governmental body or agency in the United States or Canada having jurisdiction over offers and sales of the Notes under the securities laws of the United States or the applicable provinces and territories of Canada or the securities or Blue Sky laws of the various states, as to which such counsel need not express any opinion) is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities;

     (ii) the statements in any relevant document filed with the Reviewing Authority or filed with the Commission and specifically incorporated by reference into the U.S. Final Prospectus and the Canadian Final Prospectus and, in each case, insofar as such statements constitute summaries of legal matters, documents, proceedings, applications or approvals relating to the regulation in the United States or Canada of the generation, transportation, distribution or delivery of natural gas, oil, electricity or other specially regulated commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services, referred to therein, fairly summarize in all material respects the matters referred to therein, as of the date of the above-listed documents; and

     (iii) on the basis of the information gained in the performance of such counsel's duties to the Company and on review of the Registration Statement, the U.S. Final Prospectus, the Canadian Final Prospectus and the documents incorporated by reference therein, including information obtained from officers and other representatives of the Company, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which such counsel need not make any statement), at the time the Registration Statement became effective, on the date of this Agreement, and on the effective date of any post-effective amendment to the Registration Statement which became effective prior to the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that the U.S. Final Prospectus and Canadian Final Prospectus (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which such counsel need not make any statement), as of their respective issue dates and the date and time of delivery of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Such counsel shall confirm that its requisite state and provincial legal qualifications are in good standing in the United States and Canada. Such counsel may state that for the purposes of the foregoing opinions, it has reviewed the Agreement, the U.S. Final Prospectus, the Canadian Final Prospectus, the Registration Statement and such other documents of the Company as such counsel deemed necessary or relevant. Such counsel may state that, in reviewing these documents, such counsel has assumed the genuineness of all signatures and the authenticity of all documents submitted to it as originals and the conformity to authentic or original documents of all documents submitted to such counsel as reproduction or conformed copies. In addition, such counsel may state that given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness, fairness or genuineness of the statements contained in the Registration Statement, the U.S. Final Prospectus, the Canadian Final Prospectus and the documents incorporated by reference therein.


                                      III-2